Schedule 14A Information
              Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant                           /X/

Filed by a Party other than the Registrant        / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-12

    ADVANCE CAPITAL I, INC.
    -----------------------------------------------
    (Name of Registrant as Specified in Its Charter)

    -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11.
      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)Proposed maximum aggregate value of transaction:

      (5)Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:

      (2)Form, Schedule or Registration Statement No.:

      (3)Filing Party:

      (4)Date Filed:







                         ADVANCE CAPITAL I, INC.

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on July 26, 2002

-----------------------------------------------------------------------

	The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 26, 2002 at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

        1. To elect six Directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

        2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2002;

        3. To transact such other business as may properly come before the meeting and any adjournments thereof.

	Shareholders of record at the close of business on May 31, 2002, are entitled to notice of and to vote at the meeting.


					By Order of the Board of Directors

					Kathy J. Harkleroad, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 24, 2002

-----------------------------------------------------------------------

                          YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED
IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                            ADVANCE CAPITAL I, INC.
                        One Towne Square, Suite 444
                         Southfield, Michigan 48076

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 26, 2002

                                  INTRODUCTION

	This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 26, 2002 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 24, 2002.

	The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

	All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposal
(2). Directors will be elected by a majority vote of the shares present or represented by proxy at the meeting. A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less". Abstentions are counted for purposes of determining whether a quorum is present, and will have the effect of a negative vote with respect to the approval of Proposal (2).

	 Shareholders of record at the close of business on May 31, 2002, the record date, are entitled to notice of and to vote at the Meeting.

	Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.

	Each Company share and each fractional share outstanding at the close of business on May 31, 2002, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 31, 2002, 5,591,139 Class A shares, 12,924,976 Class B shares, 13,784,082
Class C shares, 20,849,866 Class E shares and 7,160,355 Class F shares, all with a $.001 par value, were outstanding.

 	As of May 31, 2002, no individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of a particular Class of shares.

PROPOSAL 1:  ELECTION OF DIRECTORS

	The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all five portfolios of Advance Capital I, Inc.

	The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All Directors were present at all meetings during the 2001 year, except Ms. Loichle, whose term began in July 2001. The Company does not have any committees of the Board. The Directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940) meet with PricewaterhouseCoopers LLP annually to discuss the results of the audit of the prior year and the scope of the audit of the coming year.

	At the Meeting, six Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members have been previously presented to the shareholders for election. Mr. Kalajian is not seeking re-election according to the terms of a retirement policy adopted by the independent Directors.

	All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.


---------------------------------------------------------------------------------------
                                                                        Other
Name, Position(s)        Year           Principal Occupation(s)         Directorships
Address* & Age          Elected**       During past 5 Years             Held***
---------------------------------------------------------------------------------------
"NOT-INTERESTED" DIRECTORS

---------------------------------------------------------------------------------------
Joseph A. Ahern, Esq.   1995            Attorney, Partner and           None
Director                                President, Stark, Reagan
Age 44                                  & Finnerty, P.C.

---------------------------------------------------------------------------------------
Richard W. Holtcamp     1989            Retired General Manager-        None
Director                                Marketing, Michigan Bell
Age 68                                  Telephone; Director of
                                        Marketing & Consultant,
                                        Fishburn & Co., Inc.
                                        (General contractor for
                                        residential and business
                                        construction)

---------------------------------------------------------------------------------------
Dennis D. Johnson       2000            Retired Chief Operating         None
Director                                Officer, Belgacom
Age 63                                  (Ameritech International);
                                        Management Consultant,
                                        Vice President - Human
                                        Resources, Ameritech
                                        Network Services

---------------------------------------------------------------------------------------
Janice E. Loichle       2001            Retired Vice President &        None
Director                                Chief Integration Officer,
Age 54                                  XO Communications, Inc.
                                        (formerly NEXTLINK
                                        Communications); Vice
                                        President & Chief of Local
                                        Exchange Operations, XO
                                        Communications, Inc.;
                                        President, NEXTLINK
                                        Solutions

---------------------------------------------------------------------------------------
Thomas L. Saeli         2000            Vice President-Mergers &        Noble
Director                                Acquisitions, Lear Corp.;       International
Age 45                                  Vice President, Oxford          Ltd.
                                        Investment Group, Inc.

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                                                        Other
Name, Position(s)        Year           Principal Occupation(s)         Directorships
Address* & Age          Elected**       During past 5 Years             Held***
---------------------------------------------------------------------------------------
"INTERESTED" DIRECTOR****

---------------------------------------------------------------------------------------
John C. Shoemaker       1987            President and Director,	        None
President & Director                    Advance Capital I, Inc.;
Age 56                                  President, Advance Capital
                                        Management, Inc., the
                                        Company's Investment Adviser

---------------------------------------------------------------------------------------
OTHER OFFICERS

---------------------------------------------------------------------------------------
Robert J. Cappelli      1987            Vice President &                None
Vice President                          Treasurer, Advance
& Treasurer                             Capital I, Inc.; President,
Age 50                                  Advance Capital
                                        Services, Inc.

---------------------------------------------------------------------------------------
Charles J. Cobb         1996            Vice President, Advance         None
Vice President                          Capital I, Inc.; Regional
Age 38                                  Representative, Advance
                                        Capital Services, Inc.

---------------------------------------------------------------------------------------
Kathy J. Harkleroad     1996            Secretary, Advance              None
Secretary                               Capital I, Inc.; Marketing
Age 49                                  Director, Advance Capital
                                        Services, Inc.; Director of
                                        Client Services, Advance
                                        Capital Services, Inc.

---------------------------------------------------------------------------------------

*One Towne Square, Suite 444, Southfield, MI 48076, unless otherwise noted. **There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
***This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
****Officers of the Funds are "interested" persons as defined in the Investment Company Act of 1940.











OWNERSHIP OF ADVANCE CAPITAL I SHARES

	The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of May 31, 2002, by dollar range, of equity securities of the Funds. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. The ranges are as follows: A = none; B = $1-$10,000;
C = $10,001-$50,000; D = $50,001-$100,000; E = over $100,000.

FUND SHARES OWNED BY DIRECTORS AS OF MAY 31, 2002


<TABLE
                                    Dollar Range of Fund
                                        Shares Owned                        Aggregate Dollar
                      ----------------------------------------------         Range of Shares
Name                   Equity	   Bond	     Balanced   Cornerstone      Owned in all Funds
----------------------------------------------------------------------------------------------
Joseph Ahern            C           A           A           C                     D
Richard Holtcamp        D           A           D           B                     E
Dennis Johnson          C           A           C           C                     D
Harry Kalajian          C           A           C           A                     C
Janice Loichle          E           A           D           E                     E
Thomas Saeli            C           A           B           C                     D
John Shoemaker          E           D           E           E                     E



COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	John C. Shoemaker has held office since the inception of the Company
(1987). Mr. Cappelli held the office of Secretary from inception to 1996 and was appointed Treasurer in 1992 and Vice President in 1996. Mr. Cobb was appointed Vice President in 1996. Ms. Harkleroad was appointed Secretary in 1996.

	The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. ("Management"), the investment adviser, 2) Advance Capital Services, Inc., ("Services") the Company's distributor of fund shares and Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

	John C. Shoemaker is President of the Company and a Director. He receives no compensation from the Company for his service as a Director.

	During the year ended December 31, 2001, the Board of Directors met four times. Each Director attended at least 75% of the meetings. Only the independent Directors (those Directors who are "not-interested" persons as that term is defined by the Investment Company Act of 1940), received compensation from the Company for their service as Directors. Directors were also reimbursed for expenses incurred in attending the meetings. The following table provides information regarding the compensation of the independent Directors.



                               Annual         Meeting      Total Compensation
Name of Director                Fee             Fee         from the Company
-------------------------      ------         -------      ------------------

Joseph A. Ahern, Esquire      $ 3,500         $ 1,300         $ 4,800
Richard W. Holtcamp           $ 3,500         $ 1,300         $ 4,800
Dennis D. Johnson             $ 3,500         $ 1,300         $ 4,800
Harry Kalajian                $ 3,500         $ 1,300         $ 4,800
Janice E. Loichle             $ 3,500         $   800         $ 4,300
Thomas L. Saeli               $ 3,500         $ 1,300         $ 4,800

REQUIRED VOTE

	Election of each of the listed nominees for Director of the Company requires the affirmative vote of the majority of shares represented at the Meeting if a quorum is present. Votes that are withheld will have no effect on the outcome of the election.

	The Board recommends that you vote FOR the nominees.

PROPOSAL 2:  SELECTION OF ACCOUNTANTS

	The members of the Board, including a majority who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2002, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Company. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PricewaterhouseCoopers LLP is expected to be available by phone to respond to any appropriate questions.

	The following summarizes PricewaterhouseCoopers LLP's accounting services for the fiscal year ending December 31, 2002: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

	The Board authorized all services performed by PricewaterhouseCoopers LLP for the Company during 2001. In addition, the Board annually reviews the scope of services to be provided by PricewaterhouseCoopers LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence. PricewaterhouseCoopers LLP has audited the Company's books since 1995.

AUDIT AND OTHER FEES

	The aggregate fees paid to PricewaterhouseCoopers LLP, the Company's independent public accountants, for professional services rendered for the audit of the Company's annual statements for the year ended December 31, 2001 was $43,000. No other fees were paid to PricewaterhouseCoopers LLP for non-audit related services, management advisory services or information technology services. The Board of Directors has considered whether the provision of the audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

	The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

	The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

PROPOSAL 3:  OTHER BUSINESS

	The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

	The Company's investment adviser, Advance Capital Management, Inc. ("Management"), is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management is a registered investment adviser with the Securities and Exchange Commission. Management charged investment advisory fees to the Company of $4,100,886 for 2001. Management is a wholly-owned subsidiary of Advance Capital Group, Inc.

	T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.

	The Company's distributor, Advance Capital Services, Inc. ("Services"), is a financial services company established in 1986 that is a licensed
National Association of Securities Dealers, Inc. broker-dealer. Services charged distribution fees to the Company of $1,804,371 for 2001. Services is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance
Capital Group, Inc. ("Group").

	The owners of Group and the Directors and Officers of Management and Services are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.

POSITION        GROUP             SERVICES         MANAGEMENT     COMPANY
--------        -----             --------         ----------     -------
Owners          Cappelli          GROUP            GROUP          Shareholders
                Rathka
                Shoemaker

Directors       Cappelli          Cappelli         Cappelli       Ahern
                Rathka            Rathka           Rathka         Holtcamp
                Shoemaker         Shoemaker        Shoemaker      Johnson
                                                                  Kalajian
                                                                  Loichle
                                                                  Saeli
                                                                  Shoemaker

President       Rathka            Cappelli         Shoemaker      Shoemaker

Vice President  Shoemaker         Shoemaker        Cappelli       Cappelli
                                                                  Cobb

Treasurer       Cappelli          Rathka           Rathka         Cappelli

Secretary       Shoemaker         Shoemaker        Shoemaker      Harkleroad

SHAREHOLDERS PROPOSALS

	   Proposals to be considered for inclusion in the proxy materials for the 2003 annual meeting must be received by February 25, 2003. If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 11, 2003.

FINANCIAL STATEMENTS

	The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 2001 and the Statement of Operations of the Company for the year ended December 31, 2001 reported on by PricewaterhouseCoopers LLP, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention:
Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first class U.S. mail.

	If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.

					By Order of the Board of Directors

					Kathy J. Harkleroad, Secretary
June 24, 2002





                            ADVANCE CAPITAL I, INC.
             One Towne Square, Suite 444, Southfield, Michigan 48076

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (For the shareholders of the Equity Growth, Bond, Balanced,
                 Retirement Income and Cornerstone Stock Funds)

   The undersigned hereby appoints John C. Shoemaker and Robert J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2002, at the Annual Meeting of Shareholders of the Company to be held on Friday, July 26, 2002 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 24, 2002.

   This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be FOR all proposals.

   Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.


                                                 Dated:                , 2002
                                                       ----------------

                                                 ------------------------------
                                                 Signature

                                                 ------------------------------
                                                 Signature (If Joint Account)

                                                 ------------------------------
                                                 Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of    FOR all nominees listed ____   WITHHOLD AUTHORITY       ____
   directors.     below (except as marked        to vote for all nominees
                  to the contrary)               listed below

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Joseph A. Ahern, Richard W. Holtcamp, Dennis D. Johnson, Janice E. Loichle, Thomas L. Saeli, John C. Shoemaker

                                                        FOR   AGAINST  ABSTAIN
2. Ratify the selection of PricewaterhouseCoopers LLP
   as independent accountants of the Company.           ___     ____     ___

3. I authorize the Proxies, in their discretion, to     FOR   AGAINST  ABSTAIN
   vote upon such other business as may properly come
   before this meeting or any adjournment thereof.      ___     ____     ___

                                                         NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting of Shareholders please indicate the number attending ____Meeting _____Luncheon the meeting and/or luncheon.